                     UNAUDITED PRO FORMA COMBINED CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

    The following unaudited pro forma combined condensed consolidated financial statements assume a business combination between TLC and Broderbund accounted for using the pooling-of-interests method and are based upon the respective historical consolidated financial statements and the notes thereto of TLC and Broderbund, as well as the historical combined financial statements of Mindscape Group (as defined in the accompanying notes), all of which are incorporated by reference in this Joint Proxy Statement/Prospectus. All amounts presented in these pro forma combined condensed consolidated financial statements are in thousands of dollars, except for share and per share data.

    The pro forma combined condensed consolidated financial statements reflect the pro forma financial position of the combining entities as of March 31, 1998 and the pro forma results of operations for the three months ended March 31, 1998 and each of the three years in the period ended December 31, 1997.

    In preparing the pro forma combined condensed consolidated balance sheet, Broderbund's balance sheet as of February 28, 1998 has been combined with TLC's balance sheet as of March 31, 1998. The following periods have been combined for purposes of preparing the pro forma combined condensed consolidated statements of operations. Broderbund's results for the three months ended February 28, 1998 have been combined with TLC's results for the Three Months Ended March 31, 1998 and Mindscape's results for the period from January 1, 1998 to March 4, 1998; Broderbund's results for the twelve months ended November 30, 1997 have been combined with TLC's and Mindscape's results for the Year Ended December 31, 1997; Broderbund's results for the fiscal year ended August 31, 1996 have been combined with TLC's results for the Year Ended December 31, 1996; and Broderbund's results for the fiscal year ended August 31, 1995 have been combined with TLC's results for the Year Ended December 31, 1995.

    The pro forma combined condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have been achieved if the Merger had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future financial position or operating results of TLC. No pro forma adjustments are required to conform the financial reporting policies of TLC and Broderbund for the periods presented. However, on a prospective basis, TLC expects to review the accounting practices of Broderbund to ensure consistency with those of TLC. The pro forma combined condensed consolidated financial information does not give effect to any cost savings or restructuring and integration costs which may result from the integration of TLC's and Broderbund's operations. Such costs related to restructuring and integration have not yet been determined and TLC expects to charge such costs to operations during the quarter in which the proposed Merger of TLC and Broderbund is consummated.

    TLC expects to incur Merger related pre-tax charges for the transaction costs of the Merger, and for other related costs, principally in the quarter in which the Merger is consummated. Such pre-tax transaction charges are currently estimated to be $6 million and will include the direct transaction costs of the Merger, including primarily fees to financial advisors, legal counsel and independent accountants as well as printing costs.

    These pro forma combined condensed consolidated financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of TLC and Broderbund, as well as the historical combined financial statements of Mindscape Group, all of which are incorporated by reference in this Joint Proxy Statement/Prospectus. See "Available Information" and "Incorporation of Certain Documents by Reference."

                           THE LEARNING COMPANY, INC.

            PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1998

                                 (In thousands)

                                  (Unaudited)

                                                                                           Pro Forma      Combined
                                                                           Broderbund     Adjustments    Pro Forma
                                                                        ----------------  -----------  --------------
                                                         The Learning
                                                           Company
                                                        --------------
                                                        March 31, 1998           February 28, 1998     March 31, 1998
ASSETS

CURRENT ASSETS:
  Cash and short-term investments                         $  107,710       $  137,058      $      --     $  244,768
  Accounts receivable, net                                    94,428           11,505             --        105,933
  Inventories                                                 38,087            7,892             --         45,979
  Other current assets                                        45,289           28,219             --         73,508
                                                        --------------       --------     -----------  --------------
                                                             285,514          184,674             --        470,188
Fixed assets and other, net                                   37,224           30,593             --         67,817
Goodwill and other intangible assets, net                    143,085           16,236             --        159,321
                                                        --------------       --------     -----------  --------------
                                                          $  465,823       $  231,503      $      --     $  697,326
                                                        --------------       --------     -----------  --------------
                                                        --------------       --------     -----------  --------------
LIABILITIES AND
  STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities                                       $  169,274       $   63,868      $   6,000(a)   $  239,142
                                                        --------------       --------     -----------  --------------

LONG-TERM OBLIGATIONS:
  Long-term debt                                             287,650               --             --        287,650
  Accrued and deferred income taxes                           58,512               --             --         58,512
  Other                                                        9,414            1,950             --         11,364
                                                        --------------       --------     -----------  --------------
                                                             355,576            1,950             --        357,526

STOCKHOLDERS' EQUITY (DEFICIT)                               (59,027)         165,685         (6,000)(a)      100,658
                                                        --------------       --------     -----------  --------------
                                                          $  465,823       $  231,503      $      --     $  697,326
                                                        --------------       --------     -----------  --------------
                                                        --------------       --------     -----------  --------------

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                 The Learning          Mindscape                             Pro Forma       Combined
                                    Company        (Preacquisition)       Broderbund        Adjustments     Pro Forma
                              -------------------  -----------------  -------------------  -------------  --------------
                                                      Period from
                                                    January 1, 1998                                        Three Months
                              Three Months Ended          to          Three months ended                      Ended
                                March 31, 1998       March 4, 1998     February 28, 1998                  March 31, 1998

REVENUES                        $       113,602     $         9,090     $        78,623    $          --   $    201,315
COSTS AND EXPENSES:
  Costs of production                    33,964               9,846              34,381               --         78,191
  Sales and marketing                    28,145              15,869              19,734               --         63,748
  General and administrative              7,574               3,013               5,078               --         15,665
  Development and software
    costs                                10,993               5,446              12,062               --         28,501
  Amortization, merger and
    other charges                       156,820              19,186               2,217            1,748(b)       179,971
                              -------------------  -----------------  -------------------  -------------  --------------
      Total operating
        expenses                        237,496              53,360              73,472            1,748        366,076
                              -------------------  -----------------  -------------------  -------------  --------------
OPERATING INCOME (LOSS)                (123,894)            (44,270)              5,151           (1,748)      (164,761)

INTEREST AND OTHER INCOME
 (EXPENSE), NET                          (5,514)                  6                 965               --         (4,543)
                              -------------------  -----------------  -------------------  -------------  --------------
INCOME (LOSS) BEFORE TAXES             (129,408)            (44,264)              6,116           (1,748)      (169,304)
PROVISION FOR INCOME TAXES                   --               1,066               2,232               --          3,298
                              -------------------  -----------------  -------------------  -------------  --------------
NET INCOME (LOSS)               $      (129,408)    $       (45,330)    $         3,884    $      (1,748)  $   (172,602)
                              -------------------  -----------------  -------------------  -------------  --------------
                              -------------------  -----------------  -------------------  -------------  --------------
NET INCOME (LOSS) PER SHARE:
  Basic                         $         (2.45)    $         (4.97)    $           .23                    $      (2.20)
  Diluted                       $         (2.45)    $         (4.97)    $           .23                    $      (2.20)
WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING:
  Basic                              52,732,000           9,117,600(d)        16,697,600(d)                  78,547,200(d)
  Diluted                            52,732,000           9,117,600(d)        17,000,000(d)                  78,547,200(d)

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                     The Learning     Mindscape                      Pro Forma       Combined
                                        Company     (Preacquisition)  Broderbund    Adjustments      Pro Forma
                                     -------------  --------------  -------------  --------------  -------------
                                     December 31,    December 31,   November 30,                   December 31,
                                         1997            1997           1997                           1997

REVENUES                             $     392,438   $    138,520   $     228,493  $     --         $   759,451

COSTS AND EXPENSES:
  Costs of production                      111,703         54,515          77,516        --             243,734
  Sales and marketing                       86,621         43,771          70,176        --             200,568
  General and administrative                31,135          8,035          17,581        --              56,751
  Development and software costs            41,018         22,853          48,969                       112,840
  Amortization, merger and other
    charges                                515,016         15,625          37,910          10,485(b)      570,036
                                                                                           (9,000 (c)
                                     -------------  --------------  -------------  --------------  -------------
      Total operating expenses             785,493        144,799         252,152           1,485     1,183,929
                                     -------------  --------------  -------------  --------------  -------------

OPERATING LOSS                            (393,055)        (6,279)        (23,659)         (1,485)     (424,478)

INTEREST AND OTHER INCOME
  (EXPENSE), NET                           (21,378)          (531)          5,226        --             (16,683)
                                     -------------  --------------  -------------  --------------  -------------

LOSS BEFORE TAXES                         (414,433)        (6,810)        (18,433)         (1,485)     (441,161)

PROVISION (BENEFIT) FOR INCOME
 TAXES                                      61,234        --               (6,633)       --              54,601
                                     -------------  --------------  -------------  --------------  -------------

NET LOSS                             $    (475,667)  $     (6,810)  $     (11,800) $       (1,485)  $  (495,762)
                                     -------------  --------------  -------------  --------------  -------------
                                     -------------  --------------  -------------  --------------  -------------
NET LOSS PER SHARE:
  Basic and Diluted                  $       (9.59)  $       (.75)  $        (.71)                  $     (6.58)

WEIGHTED AVERAGE NUMBER OF SHARES
 OUTSTANDING:
  Basic and Diluted                     49,613,000      9,117,600(d)    16,569,900(d)                75,300,500(d)

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                                       The Learning                    Pro Forma       Combined
                                                          Company      Broderbund     Adjustments      Pro Forma
                                                       -------------  -------------  --------------  -------------
                                                       December 31,    August 31,                    December 31,
                                                           1996           1996                           1996

REVENUES                                               $     343,321  $     186,207  $     --        $     529,528
COSTS AND EXPENSES:
  Costs of Production                                         91,045         58,259        --              149,304
  Sales and marketing                                         67,690         34,381        --              102,071
  General and administrative                                  28,550         11,256        --               39,806
  Development and software costs                              36,018         29,244        --               65,262
  Amortization, merger and other charges                     501,330         (6,810)          9,000(c)       503,520
                                                       -------------  -------------  --------------  -------------
    Total operating expenses                                 724,633        126,330           9,000        859,963
                                                       -------------  -------------  --------------  -------------

OPERATING INCOME (LOSS)                                     (381,312)        59,877          (9,000)      (330,435)

INTEREST AND OTHER INCOME (EXPENSE), NET                     (24,139)         6,716        --              (17,423)
                                                       -------------  -------------  --------------  -------------

INCOME (LOSS) BEFORE TAXES                                  (405,451)        66,593          (9,000)      (347,858)

PROVISION FOR INCOME TAXES                                  --               29,816        --               29,816
                                                       -------------  -------------  --------------  -------------

NET INCOME (LOSS)                                      $    (405,451) $      36,777  $       (9,000) $    (377,674)
                                                       -------------  -------------  --------------  -------------
                                                       -------------  -------------  --------------  -------------

NET INCOME (LOSS) PER SHARE:
  Basic                                                $       (9.94) $        2.22                  $       (6.59)
  Diluted                                              $       (9.94) $        2.14                  $       (6.59)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
  Basic                                                   40,801,000     16,545,600(d)                  57,346,600(d)
  Diluted                                                 40,801,000     17,207,200(d)                  57,346,600(d)

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

       PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                                    The Learning                    Combined
                                                       Company      Broderbund      Pro Forma
                                                    -------------  -------------  -------------
                                                    December 31,    August 31,    December 31,
                                                        1995           1995           1995
REVENUES                                            $     167,042  $     171,594  $     338,636

COSTS AND EXPENSES:
  Costs of production                                      53,070         60,997        114,067
  Sales and marketing                                      38,370         25,143         63,513
  General and administrative                               20,813         11,085         31,898
  Development and software costs                           12,487         22,784         35,271
  Amortization, merger and other charges                  103,172             95        103,267
                                                    -------------  -------------  -------------
    Total operating expenses                              227,912        120,104        348,016

OPERATING INCOME (LOSS)                                   (60,870)        51,490         (9,380)

INTEREST AND OTHER INCOME, NET                                705         10,250         10,955
                                                    -------------  -------------  -------------
INCOME (LOSS) BEFORE TAXES                                (60,165)        61,740          1,575

PROVISION FOR INCOME TAXES                                  5,795         25,553         31,348
                                                    -------------  -------------  -------------
NET INCOME (LOSS)                                   $     (65,960) $      36,187  $     (29,773)
                                                    -------------  -------------  -------------
                                                    -------------  -------------  -------------

NET INCOME (LOSS) PER SHARE:
  Basic                                             $       (2.65) $        2.26  $        (.73)
  Diluted                                           $       (2.65) $        2.15  $        (.73)

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING:
  Basic                                                24,855,000     16,021,600(d)    40,876,600(d)
  Diluted                                              24,855,000     16,829,600(d)    40,876,600(d)

         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                       CONSOLIDATED FINANCIAL STATEMENTS

               (In thousands, except share and per share amounts)

                                  (Unaudited)

A. PRO FORMA BASIS OF PRESENTATION AND ADJUSTMENTS

    The unaudited pro forma combined condensed consolidated financial statements assume a business combination between The Learning Company, Inc. ("TLC") and Broderbund Software, Inc. ("Broderbund") accounted for using the pooling-of-interests method and are based upon the respective historical consolidated financial statements and the notes thereto of TLC and Broderbund, as well as the historical combined financial statements of Mindscape Group.

    Pursuant to the Merger Agreement, TLC will issue 0.80 shares (the "Exchange Ratio") of TLC Common Stock in exchange for each outstanding share of Broderbund Common Stock, upon consummation of the Merger. TLC expects to account for the proposed Merger using the pooling-of-interests method.

    On March 27, 1998, pursuant to a Stock Purchase Agreement, dated as of March 5, 1998 (the "Mindscape Agreement"), by and between TLC, on the one hand, and Mindscape Holding Company, Pearson Overseas Holdings Ltd. and Pearson Netherlands, BV (collectively, the "Sellers"), on the other hand, TLC completed its acquisition from the Sellers of all of the outstanding capital stock of Mindscape, Inc., Mindscape International Ltd. and Mindscape France SARL (collectively, "Mindscape" or "Mindscape Group"). Prior to any potential adjustment in accordance with the terms of the Mindscape Agreement, the total purchase price for the acquisition was $155,854, including cash, other consideration consisting of TLC Common Stock, transaction related costs and net liabilities assumed. The purchase price is subject to adjustment based upon the balance of Mindscape's working capital, as defined in the Mindscape Agreement, at the closing date of the acquisition. TLC Common Stock issued to the Sellers in connection with the acquisition of Mindscape and the special warrants of TLC's Canadian subsidiary, Softkey Software Products Inc. ("SoftKey"), issued in connection with the financing of the acquisition (assuming exercise of SoftKey's special warrants for SoftKey's exchangeable non-voting shares (the "TLC Exchangeable Shares") and exchange thereof for TLC Common Stock) represent, in the aggregate, approximately 9,117,600 shares of TLC Common Stock. TLC accounted for the acquisition using the purchase method.

    TLC's fiscal year is the 52 or 53 weeks ending on or after December 31. For clarity of presentation herein, with regard to TLC, all references to March 31, 1998 relate to balances as of April 4, 1998, all references to December 31, 1997 relate to balances as of January 3, 1998, the period from January 4, 1998 to April 4, 1998 is referred to as the Three Months Ended March 31, 1998, the period from January 5, 1997 to January 3, 1998 is referred to as the Year Ended December 31, 1997, the period from January 7, 1996 to January 4, 1997 is referred to as the Year Ended December 31, 1996 and the period from January 1, 1995 to January 6, 1996 is referred to as the Year Ended December 31, 1995.

    Broderbund's fiscal year ends on August 31. In preparing the pro forma combined condensed consolidated balance sheet, Broderbund's balance sheet as of February 28, 1998 has been combined with TLC's balance sheet as of March 31, 1998. The following periods have been combined for purposes of preparing these pro forma combined condensed consolidated statements of operations. Broderbund's results for the three months ended February 28, 1998 have been combined with TLC's results for the Three Months Ended March 31, 1998 and Mindscape's results for the period from January 1, 1998 to March 4, 1998; Broderbund's results for the twelve months ended November 30, 1997 have been combined with TLC's and Mindscape's results for the Year Ended December 31, 1997; Broderbund's results for the fiscal

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                 CONSOLIDATED FINANCIAL STATEMENTS (Continued)

               (In thousands, except share and per share amounts)

                                  (Unaudited)

year ended August 31, 1996 have been combined with TLC's results for the Year Ended December 31, 1996; and Broderbund's results for the fiscal year ended August 31, 1995 have been combined with TLC's results for the Year Ended December 31, 1995.

    Broderbund's statement of operations for the twelve months ended November 30, 1997 has been compiled from Broderbund's unaudited condensed consolidated statements of operations for the quarterly periods ended November 30, 1997, August 31, 1997, May 31, 1997 and February 28, 1997. Broderbund's results of operations for the three months ended November 30, 1996 have been excluded from the pro forma combined condensed consolidated statements of operations. Broderbund's unaudited revenues, operating income and net income were $61,491, $13,518 and $8,895, respectively, in that period.

    The pro forma combined condensed consolidated balance sheet sets forth the pro forma financial position of TLC and Broderbund at March 31, 1998 as if the proposed merger of TLC and Broderbund had occurred on March 31, 1998.

    The pro forma combined condensed consolidated statements of operations for the Three Months Ended March 31, 1998 and the Year Ended December 31, 1997 set forth the pro forma results of operations of TLC, Mindscape and Broderbund as if the acquisition of Mindscape by TLC and the proposed merger of TLC and Broderbund had occurred at the beginning of that three month period and year, respectively. The pro forma combined condensed consolidated statements of operations for the Years Ended December 31, 1996 and 1995 set forth the pro forma results of operations of TLC and Broderbund, as if the proposed merger of TLC and Broderbund had occurred at the beginning of each of those years, respectively.

    The pro forma combined condensed consolidated financial statements are unaudited, are intended for informational purposes and are not necessarily indicative of the consolidated financial position or results of operations of the combined entity which would have been reported had either the acquisition of Mindscape by TLC or the proposed merger of TLC and Broderbund occurred at the beginning of the periods presented, nor are they necessarily indicative of the future consolidated financial position or results of operations of the combined entity upon consummation of the proposed merger. These pro forma combined condensed consolidated financial statements should be read in conjunction with TLC's consolidated financial statements included in TLC's Quarterly Report on Form 10-Q for the quarterly period ended April 4, 1998 and TLC's Annual Report on Form 10-K for the fiscal year ended January 3, 1998; Mindscape Group's combined financial statements included in TLC's Amendment No. 4 to Current Report on Form 8-K/A dated March 27, 1998; Broderbund's consolidated financial statements included in Broderbund's Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 1998, November 30, 1997, May 31, 1997, February 28, 1997 and November 30, 1996 and Broderbund's Annual Report on Form 10-K for the fiscal year ended August 31, 1997.

B. PRO FORMA ADJUSTMENTS TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

    (a) The pro forma adjustment to current liabilities and stockholders' equity (deficit), in the amount $6,000, reflects accruals in connection with the estimated transaction costs related to the proposed Merger of TLC and Broderbund. These estimated transaction costs consist primarily of fees to financial advisors, legal counsel and independent accountants as well as printing costs. These costs are not considered in the

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                 CONSOLIDATED FINANCIAL STATEMENTS (Continued)

               (In thousands, except share and per share amounts)

                                  (Unaudited)

pro forma combined condensed consolidated statements of operations. These estimated transaction costs will be charged against the results of operations during the quarter in which the proposed Merger of TLC and Broderbund is consummated.

    (b) In connection with the acquisition of Mindscape by TLC, TLC recorded goodwill and other intangible assets, in the amount of $52,854, which reflected the allocation of the purchase price for that acquisition to brands and trade names, in the amount of $30,000, completed technology and products, in the amount of $13,000, and goodwill, in the amount of $9,854. The allocation of the purchase price reflected a nonrecurring charge, in the amount of $103,000, for the fair value of in-process research and development. The nonrecurring charge, in the amount of $103,000, for the fair value of in-process research and development is not considered in the pro forma combined condensed consolidated statement of operations for the Year Ended December 31, 1997.

    In connection with the acquisition of Mindscape by TLC, for the Three Months Ended March 31, 1998 and the Year Ended December 31, 1997, the pro forma adjustments to amortization, merger and other charges in the amounts of $1,748 and $10,485, respectively, reflect amortization of the identified intangible assets acquired and goodwill over the estimated useful lives of the assets on a straight-line basis. The estimated useful lives of brands and trade names, completed technology and products and goodwill are ten, two and ten years, respectively.

    (c) In December 1995, the Former Learning Company terminated an agreement to merge with Broderbund and merged with TLC. In connection with the termination of the agreement with Broderbund, the Former Learning Company paid a termination fee, in the amount of $18,000, to Broderbund, which was included in TLC's allocation of the purchase price for the Former Learning Company and amortized over two years. The pro forma adjustment, in the amount of $9,000 for the Year Ended December 31, 1996, reflects elimination of the $18,000 termination fee, net of the corresponding reduction in amortization of goodwill in connection with TLC's purchase of the Former Learning Company. The pro forma adjustment, in the amount of $9,000 for the Year Ended December 31, 1997, reflects elimination of the remaining amortization of goodwill which resulted from the termination fee. There were no other significant intercorporate transactions which required elimination.

    (d) In connection with the acquisition of Mindscape by TLC, for the Three Months Ended March 31, 1998 and the Year Ended December 31, 1997, the pro forma adjustments to the weighted average number of shares outstanding reflect the issuance of TLC Common Stock and SoftKey's special warrants (assuming exercise of SoftKey's special warrants for TLC Exchangeable Shares and exchange thereof for TLC Common Stock), which represent in the aggregate approximately 9,117,600 shares of TLC Common Stock.

    Based upon the terms of the Mindscape Agreement, as amended, $30,000 of the purchase price was paid to the Sellers in TLC Common Stock. The number of shares of TLC Common Stock issued to the Sellers was based upon the average closing price of TLC Common Stock during the five trading days ended two days prior to the closing date of the acquisition. Accordingly, TLC issued 1,366,700 shares of TLC Common Stock to the Sellers in connection with the acquisition of Mindscape by TLC.

    On March 6, 1998, SoftKey agreed to sell to certain Canadian institutional investors 8,687,500 special warrants for proceeds of approximately $134,500. The pro forma adjustments for the Three Months Ended March 31, 1998 and the Year Ended December 31, 1997 reflect TLC's receipt and use of $120,000 of the proceeds in connection with the acquisition of Mindscape by TLC. Each SoftKey special warrant is

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                 CONSOLIDATED FINANCIAL STATEMENTS (Continued)

               (In thousands, except share and per share amounts)

                                  (Unaudited)

exercisable without additional payment for one TLC Exchangeable Share. TLC has issued a special voting share (the "Voting Share") which has a number of votes equal to the number of TLC Exchangeable Shares outstanding (other than TLC Exchangeable Shares owned by TLC or any entity controlled by TLC), and which may be voted by a trustee on behalf of such holders of TLC Exchangeable Shares. The holder of the Voting Share is not entitled to dividends and, upon receiving voting instructions from holders of the TLC Exchangeable Shares, shall vote with the common stockholders as a single class. The TLC Exchangeable Shares are exchangeable on a one-for-one basis for TLC Common Stock without additional payment. The exercise of the special warrants for TLC Exchangeable Shares is subject to certain conditions, including receipt of certain regulatory approvals.

    In connection with the acquisition of Mindscape by TLC and for presentation in the pro forma combined condensed consolidated statements of operations for the Three Months Ended March 31, 1998 and Year Ended December 31, 1997, TLC included 1,366,700 shares of TLC Common Stock issued to the Sellers and the issuance of special warrants for $120,000, representing approximately 7,750,900 shares of TLC Common Stock, in the computation of basic and diluted earnings per share as if the special warrants had been exercised for TLC Exchangeable Shares, the TLC Exchangeable Shares had been exchanged for TLC Common Stock and the Sellers' TLC Common Stock had been issued at the beginning of that three month period and year, respectively.

    In connection with the proposed Merger of TLC and Broderbund and for presentation in the pro forma combined condensed consolidated statements of operations for all periods presented, TLC included the issuance of the number of TLC's common shares that would have been issued at the Exchange Ratio based upon the weighted average number of shares of Broderbund Common Stock outstanding in each period in the computation of basic and diluted earnings. The computation of earnings per share in the pro forma combined condensed consolidated statements of operations for all periods presented reflects all adjustments necessary for presentation in accordance with Statement of Financial Accounting Standards No. 128, Earnings per Share.

    For clarity of presentation herein, the following table sets forth the authorized, issued and outstanding capital stock of TLC as of March 31, 1998, and on a pro forma basis as of March 31, 1998 to reflect (i) the issuance of SoftKey's special warrants (assuming exercise of SoftKey's special warrants for TLC Exchangeable Shares and exchange thereof for TLC Common Stock) which represent approximately 7,750,900 shares of TLC Common Stock in connection with the acquisition of Mindscape by TLC and (ii) the issuance of approximately 16,747,300 shares of TLC Common Stock in connection with the proposed Merger of TLC and Broderbund.

                           THE LEARNING COMPANY, INC.

                     NOTES TO PRO FORMA COMBINED CONDENSED

                 CONSOLIDATED FINANCIAL STATEMENTS (Continued)

               (In thousands, except share and per share amounts)

                                  (Unaudited)

                                         SERIES A
                                        PREFERRED
                                          STOCK              COMMON STOCK                 SPECIAL VOTING STOCK
                                      --------------  ---------------------------  ----------------------------------
                                                                                                       REPRESENTING
                                                                                                            THE
                                          SHARES                                         SHARE         VOTING RIGHTS
                                       AUTHORIZED,                      SHARES        AUTHORIZED,           OF
                                          ISSUED                        ISSUED          ISSUED        OUTSTANDING TLC
                                           AND           SHARES          AND              AND          EXCHANGEABLE
                                       OUTSTANDING     AUTHORIZED    OUTSTANDING      OUTSTANDING         SHARES
                                      --------------  -------------  ------------  -----------------  ---------------
TLC, March 31, 1998.................       750,000      120,000,000    51,636,020*             1           5,550,929
Pro Forma Adjustments:
Mindscape...........................        --             --             --              --               7,750,900
Broderbund..........................        --             --          16,747,300         --                --
                                                                                          --
                                           -------    -------------  ------------                     ---------------
TLC, Pro Forma......................       750,000      120,000,000    68,383,320              1          13,301,829
                                                                                          --
                                                                                          --
                                           -------    -------------  ------------                     ---------------
                                           -------    -------------  ------------                     ---------------

------------------------

* Balance includes approximately 1,366,700 shares of TLC Common Stock issued to the Sellers in satisfaction of the stock portion of the purchase price in connection with the acquisition of Mindscape by TLC prior to March 31, 1998.